Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”), dated as of February ______, 2015, is made by and between Orbital Tracking Corp., a Nevada corporation (“Company”), and __________________ (“Stockholder”).

WHEREAS, in September and October 2014 the Company conducted an offering of its securities to certain accredited investors (the “Private Placement”) pursuant to which the Company agreed to issue units (the “Units”) consisting of either (i) forty (40) shares of the Company’s common stock, par value $0.0001 per share, or,  at the election of any purchaser who would, as a result of the purchase of Units become a beneficial owner of five (5%) percent or greater of the outstanding common stock of the Company, (ii) four (4) shares of the Company’s newly designated Series C Convertible Preferred Stock (the “Preferred Stock”), each of which shall be convertible into ten (10) shares of Common Stock at a per Unit price of $0.50;

WHEREAS, the Stockholder purchased ________ Units consisting of ___________ shares (the “Shares”) of the Company’s common stock in the Private Placement and entered into a Registration Rights Agreement with the Company to register the Shares (the “Registration Rights Agreement”);

WHEREAS, the Company desires to exchange with the Stockholder, and the Stockholder desires to exchange with the Company, the Shares for shares of Preferred Stock.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Stockholder agree as follows:

1.    Terms of the Exchange. The Company and Stockholder hereby agree that the Stockholder will exchange the Shares and will relinquish any and all other rights it may have pursuant to the Shares in exchange for ________ shares of the Preferred Stock (the “Preferred Shares”, and such Preferred Shares as converted, the “Conversion Shares”, and together with the Preferred Shares, the “Securities”). Additionally, the Company and Stockholder hereby agree that the Company shall register the Conversion Shares upon the date which is sixty (60) days from the sale of all of the Units offered in the Private Placement and the Stockholder shall waive any requirement to register the previously purchased Shares.

2.    Closing. Upon satisfaction of the conditions set forth herein, a closing shall occur at the principal offices of the Company, or such other location as the parties shall mutually agree. At closing, Stockholder shall deliver its Shares to the Company and the Company shall deliver to such Stockholder a certificate evidencing the Preferred Shares in the name(s) and amount(s) as indicated on Schedule A annexed hereto.  Upon closing, any and all obligations of the Company to Stockholder pursuant to the Shares, except as outlined in Section 1 hereof, shall be fully satisfied, and Stockholder will have no remaining rights, powers, privileges, remedies or interests pursuant to the Shares.

3.    Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

4.    Representations and Warranties of the Stockholder. The Stockholder represents and warrants as of the date hereof and as of the closing to the Company as follows:

a. Authorization; Enforcement. The Stockholder has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by the Stockholder and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Stockholder and no further action is required by the Stockholder.  This Agreement has been (or upon delivery will have been) duly executed by the Stockholder and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Stockholder enforceable against the Stockholder in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b. Tax Advisors. The Stockholder has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, the Stockholder relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Stockholder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

c. Information Regarding Stockholder.  Stockholder is an "accredited investor", as such term is defined in Rule 501 of Regulation D promulgated by the United States Securities and Exchange Commission (the “Commission”)  under the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of private companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Stockholder to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment.  Stockholder has the authority and is duly and legally qualified to purchase and own the Preferred Shares.  Stockholder is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

d. Legend.   The Stockholder understands that the Securities have been issued (or will be issued in the case of the Conversion Shares) pursuant to an exemption from registration or qualification under the Securities Act of 1933 as amended (the “Securities Act”) and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE STOCKHOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

e. Removal of Legends.  Certificates evidencing Securities shall not be required to contain the legend set forth in Section 4(d) above or any other legend (i) while a registration statement covering the resale of such Securities is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that the Stockholder provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of the Stockholder’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Stockholder provides the Company with an opinion of counsel to the Stockholder, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC).  If a legend is not required pursuant to the foregoing, the Company shall no later than three (3) business days following the delivery by the Stockholder to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Stockholder as may be required above in this Section 4(e), as directed by the Stockholder, either:  (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program and such Securities are Conversion Shares, credit the aggregate number of shares of Common Stock to which the Stockholder shall be entitled to the Stockholder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the Stockholder, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of the Stockholder or its designee.  The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith.

f. Restricted Securities.   The Stockholder understands that: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Stockholder shall have delivered to the Company (if requested by the Company) an opinion of counsel to the Stockholder, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Stockholder provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

g. The Stockholder has had the opportunity to review the current business prospects, financial condition and operating history of the Company as set forth in the filings that the Company has made with the Securities and Exchange Commission. The Stockholder has also had the opportunity to ask questions and receive answers from the Company regarding the terms and conditions pertaining to my execution of this Agreement and the Stockholder has received all the information Stockholder considers necessary or appropriate for deciding whether to exchange the Shares.

5.    Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Stockholder:

a. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Exchange Documents”) and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors of the Company or the Company’s stockholders in connection therewith, including, without limitation, the issuance of the Preferred Shares and the reservation for issuance and issuance of Conversion Shares issuable upon conversion of the Preferred Shares have been duly authorized by the Company's Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders.  This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b. Organization and Qualification.  Each of the Company and its subsidiaries, if any, are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted.  Each of the Company and each of its subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.  As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Exchange Documents or (iii) the authority or ability of the Company  to perform any of its obligations under any of the Exchange Documents (as defined below). Other than its subsidiaries, there is no Person (as defined below) in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest.  “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof.

c. No Conflict.  The execution, delivery and performance of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Shares and reservation for issuance and issuance of the Conversion Shares) will not (i) result in a violation of the Articles of Incorporation or other organizational documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its subsidiaries or bylaws (as defined below) of the Company or any of its subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the OTCQB (the “Principal Market”) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

d. No Consents.  Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Exchange Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date of this Agreement.

e. Issuance of Securities.  The issuance of the Preferred Shares are duly authorized and upon issuance in accordance with the terms of the Exchange Documents shall be validly issued, fully paid and non-assessable and free from all taxes, liens, charges and other encumbrances with respect to the issue thereof.  Upon issuance or conversion in accordance with the Certificate of Designations, the Conversion Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the Stockholders being entitled to all rights accorded to a Stockholder of Common Stock.

f. Transfer Taxes.  As of the date of this Agreement, all share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance of the Preferred Shares to be exchanged with the Stockholder hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

6.    Reserved.

     7.    Release by the Stockholder.  In consideration of the foregoing, Stockholder releases and discharges Company, Company’s officers, directors, principals, control persons, past and present employees, insurers, successors, and assigns (“Company Parties”) from all actions, cause of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against Company Parties ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever, whether or not known or unknown, arising under the Shares, the Securities Purchase Agreement and/or the Registration Rights Agreement.  It being understood that this Section shall be limited in all respects to only matters arising under or related to the Shares, the Securities Purchase Agreement and the Registration Rights Agreement and shall under no circumstances constitute a release, waiver or discharge with respect to the Securities or any Exchange Documents or limit the Stockholder from taking action for matters with respect to the Securities, any Exchange Document or events that may arise in the future.

    8.    Miscellaneous.

a. Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

b. Governing Law; Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by and construed under the laws of the State of New York without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York located in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

c. Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

d. Counterparts/Execution.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

e. Notices.  Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (i) postage prepaid by registered mail, return receipt requested, or (ii) by facsimile, to the respective parties as set forth below, or to such other address as either party may notify the other in writing.

If to the Company, to:	Orbital Tracking Corp. 1990 N California Blvd., 8th floor Walnut Creek, CA 94596 Attention: David Rector, Chief Executive Officer

If to Stockholder, to the address set forth on the signature page of the Stockholder

f. Expenses.  The parties hereto shall pay their own costs and expenses in connection herewith.

g. Entire Agreement; Amendments.  This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties.  This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance.  Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

h. Headings.  The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

i. Independent Nature of the Stockholder’s Obligations and Rights.  The obligations of the Stockholder under the Exchange Documents are several and not joint with the obligations of any other Stockholder of Preferred Stock (each, an “Other Stockholder”) under any other agreement to acquire Preferred Stock (each, an “Other Agreement”), and the Stockholder shall not be responsible in any way for the performance of the obligations of any Other Stockholders under any Other Agreement. Nothing contained herein or in any Other Agreement, and no action taken by the Stockholder pursuant hereto or any Other Stockholder pursuant to any Other Agreement, shall be deemed to constitute the Stockholder or any Other Stockholder as, and the Company acknowledges that the Stockholder and the Other Stockholders do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Stockholder and any Other Stockholder are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Exchange Documents, any other agreement or any matters, and the Company acknowledges that the Stockholder and the Other Stockholders are not acting in concert or as a group or entity, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Exchange Documents and any Other Agreement. The decision of the Stockholder to acquire the Securities pursuant to the Exchange Documents has been made by the Stockholder independently of any Other Stockholder. The Stockholder acknowledges that no Other Stockholder has acted as agent for the Stockholder in connection with the Stockholder making its acquisition hereunder and that no Other Stockholder will be acting as agent of the Stockholder in connection with monitoring the Stockholder’s Securities or enforcing its rights under the Exchange Documents.  The Company and the Stockholder confirm that the Stockholder has independently participated with the Company in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. The Stockholder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any of the Other Agreements, and it shall not be necessary for any Other Stockholder to be joined as an additional party in any proceeding for such purpose. To the extent that any of the Other Stockholders and the Company enter into the same or similar documents, all such matters are solely in the control of the Company, not the action or decision of the Stockholder, and would be solely for the convenience of the Company and not because it was required or requested to do so by the Stockholder or any Other Stockholder.  For clarification purposes only and without implication that the contrary would otherwise be true, the transactions contemplated by the Exchange Documents include only the transaction between the Company and the Stockholder and do not include any other transaction between the Company and any Other Stockholder.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

THE COMPANY: ORBITAL TRACKING CORP.

By:____________________________________
Name:  David Rector
Title:  CEO

STOCKHOLDER:

By:____________________________________

Address for Notices:
__________________________________________
__________________________________________
__________________________________________
__________________________________________

Address for delivery of Preferred Shares:
__________________________________________
__________________________________________
__________________________________________
__________________________________________

SCHEDULE A

Name of Stockholder	Shares	Number of Shares of Series C Preferred Stock to be Issued	Number of Conversion Shares Underlying the Shares of Series C Preferred Stock to be Issued